================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ______________


                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                 ______________


   Date of Report (Date of earliest event reported): September 20, 1995

                             SOUTHWEST AIRLINES CO.
             (Exact name of registrant as specified in its charter)

         TEXAS                         1-7259                  74-1563240
(State or other jurisdiction         (Commission            (I.R.S. employee
    of incorporation)                file number)          identification no.)


                                 P.O. Box 36611
                        Love Field, Dallas, Texas  75235
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       Registrant's telephone number, include area code:  (214) 904-4000


================================================================================

Item 7.  Financial Statements and Exhibits.

         The following documents are being filed in connection with, and incorporated by reference into, Southwest Airlines Co.'s Registration Statement on Form S-3 (File No. 33-59113), as declared effective on May 9, 1995, and Southwest Airlines Co.'s Registration Statement on Form S-3 (File No. 33-54587), as declared effective on July 21, 1994, relating to Pass Through Certificates, Series 1995-A.

Exhibits

Exhibit 4.3      -       Forms of Pass Through Trust Supplements Nos. 1995-A2, 1995-A3 and 1995-A4
                         between Southwest and the Trustee relating to the Pass Through Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SOUTHWEST AIRLINES CO.



October 4, 1995                             By: /s/  GARY C. KELLY
                                            -----------------------------------
                                            Gary C. Kelly
                                            Vice President -- Finance
                                            and Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit
  No.                                                 Description
-------                                               -----------
Exhibit 4.3      -       Forms of Pass Through Trust Supplements Nos. 1995-A2, 1995-A3 and 1995-A4
                         between Southwest and the Trustee relating to the Pass Through Certificates.